EXHIBIT 10.62

Description of Oral Extension-R. Martindale Promissory Note

Summary of Terms of the Orally Agreed upon Extension to following Simple Promissory Note (with corresponding exhibit number of original note) under which Registrant is the Borrower. No periodic payments are required and principal and interest are due on the extended due date.

Original
Note			Original	Oral		Annual
Exhibit		Loan	Due	Extension		%
Number	Lender	Date	Date	Date	Principal	Rate

10.31	R. Martindale	06/18/2008	09/21/2008	12/31/2008	$10,000.00	10%